  As filed with the Securities and Exchange Commission on February 20, 2001.

                                                    Securities Act File No. 333-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                               -----------------


                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933 [X]

                        PRE-EFFECTIVE AMENDMENT NO. [_]

                       POST-EFFECTIVE AMENDMENT NO. [_]

                      SMITH BARNEY ALLOCATION SERIES INC.
            (Formerly Smith Barney Concert Allocation Series Inc.)
              (Exact Name of Registrant as Specified in Charter)

                   7 World Trade Center, New York, NY 10048
              (Address of Principal Executive Offices) (Zip Code)

                                (800) 451-2010
                 (Registrant's Area Code and Telephone Number)

                               Heath B. McLendon
                      Travelers Investment Adviser, Inc.
                             7 World Trade Center
                              New York, NY 10048
                    (Name and Address of Agent for Service)

                                With Copies To:

Burton M. Leibert, Esq.       Christina T. Sydor, Esq.
Willkie Farr & Gallagher Travelers Investment Adviser, Inc.
   787 Seventh Avenue           7 World Trade Center
New York, NY 10019-6099          New York, NY 10048

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective March 22, 2001 pursuant to Rule 488 under the Securities Act of 1933, as amended.

                     TITLE OF SECURITIES BEING REGISTERED:
          Shares of common stock ($.001 par value) of the Registrant

                               -----------------


   The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    PART A

            INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                      SMITH BARNEY ALLOCATION SERIES INC.
                         Select Conservative Portfolio
                            Select Income Portfolio

                             7 World Trade Center
                           New York, New York 10048

                                                                          , 2001

Dear Shareholders:

   You are being asked to vote on a Plan of Reorganization whereby all of the assets of Select Conservative Portfolio and Select Income Portfolio (each, an "Acquired Fund," together the "Acquired Funds"), each a series of Smith Barney Allocation Series Inc. ("Allocation Series"), would be transferred respectively in a tax-free reorganization to Smith Barney Allocation Select Balanced Portfolio (the "Acquiring Fund"), also a series of Allocation Series, in exchange for shares of the common stock of the Acquiring Fund.

   Each Fund is a "fund of funds"-- meaning it invests in other mutual funds rather than directly in portfolio securities. Operating expenses for each Fund should be the same, with total operating expenses of a Fund and its underlying funds differing based on the mix of investments made by each Fund in underlying funds at any particular time. Accordingly, total operating expenses may be greater for the Acquiring Fund than the Acquired Funds during certain periods.

   TRAVELERS INVESTMENT ADVISER, INC. HAS AGREED TO PAY ALL EXPENSES OF THE REORGANIZATION SO THAT SHAREHOLDERS WILL NOT BEAR THESE COSTS.

   AFTER CAREFUL REVIEW, THE BOARD OF THE ALLOCATION SERIES HAS APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

   Your vote is important. PLEASE TAKE A MOMENT TO SIGN THE APPROPRIATE PROXY CARD(S) OF YOUR FUND AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010. If you
prefer, you can fax the proxy card (both sides) to (800)    ; or vote by
telephone by calling (800)     using the xx-digit control number located on
your proxy card; or vote through the internet by using the internet address located on your proxy card and following the instructions on the site. The Acquired Funds may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by fax, telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Funds record proxies by telephone or through the internet, they will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   Whichever voting method you choose, please read the full text of the accompanying Proxy Statement/Prospectus before you vote.

                                          Respectfully,

                                          /S/ HEATH B. MCLENDON

--------------------------------------------------------------------------------
                                          Heath B. McLendon
                                          Chairman of the Board and Chief
                                            Executive Officer
                                          Smith Barney Allocation Series Inc.

   WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                      SMITH BARNEY ALLOCATION SERIES INC.
                         Select Conservative Portfolio
                            Select Income Portfolio

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   The insurance companies are owners of the Funds' shares. The insurance companies will vote their shares as instructed by their contract owners, who are referred to in this statement as shareholders.

   Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Allocation Series Inc. (the "Corporation"), on behalf of its series, Select Conservative Portfolio and Select Income Portfolio (together, the "Funds"), will be held at the offices of Citigroup Asset Management, Downtown Conference Center Rooms 2 and 3, 7 World Trade Center, New York, New York 10048, on April 18, 2001, at 11:30 a.m., Eastern time, for the following purposes:

    PROPOSAL 1: To approve the Corporation's Plan of Reorganization providing for (i) the acquisition of all of the assets and liabilities of the Funds by Smith Barney Allocation Select Balanced Portfolio (the "Acquiring Fund"), also a series of the Corporation, (ii) the amendment of the Corporation's Charter reclassifying all shares of the Funds as shares of the Acquiring Fund, and (iii) the accomplishment of the reclassification by the issuance of shares of the Acquiring Fund to shareholders of the Funds.

    PROPOSAL 2:    To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Holders of record of shares of the Funds at the close of business on February 14, 2001 are entitled to vote at the Special Meeting and at any adjournments thereof.

   If you are a Shareholder of both Funds, you should find enclosed two proxy cards. It is necessary that you complete, sign and return both proxy cards if you wish to vote shares of each Fund attributable to your account.

   If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the respective Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                      By Order of the Board of Directors
                                            /s/ Christina T. Sydor
                                              Christina T. Sydor
                                                  Secretary

March    , 2001

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) OF YOUR FUND AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

         INSTRUCTIONS FOR SIGNING PROXY CARDS/VOTING INSTRUCTION FORMS

   The following general rules for signing proxy cards/voting instruction forms may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card/voting instruction form properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card/voting instruction form.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card/voting instruction form.

   3. All Other Accounts: The capacity of the individual signing the proxy card/voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration                         Valid Signature
------------                         ---------------
Corporate Accounts
(1)ABC Corp.                         ABC Corp.
(2)ABC Corp.                         John Doe, Treasurer
(3)ABC Corp.
    c/o John Doe, Treasurer          John Doe
(4)ABC Corp. Profit Sharing Plan     John Doe, Trustee

Trust Accounts
(1)ABC Trust                         Jane B. Doe, Trustee
(2)Jane B. Doe, Trustee
    u/t/d 12/28/78                   Jane B. Doe

Custodial or Estate Accounts
(1)John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2)Estate of John B. Smith           John B. Smith Jr., Executor

                               TABLE OF CONTENTS

                                                            Page
                                                            ----
PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION...............    3
SYNOPSIS...................................................    4
INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND
  THE ACQUIRED FUNDS.......................................    6
INVESTMENT MANAGEMENT FEES AND EXPENSES....................   10
DISTRIBUTION OF SHARES.....................................   12
PURCHASE AND REDEMPTION INFORMATION........................   12
DIVIDENDS AND OTHER DISTRIBUTIONS..........................   12
TAX CONSEQUENCES...........................................   12
PRINCIPAL INVESTMENTS AND RISK FACTORS.....................   13
THE PROPOSED REORGANIZATION................................   17
REASONS FOR THE PROPOSED REORGANIZATION....................   18
DESCRIPTION OF THE SECURITIES TO BE ISSUED.................   19
FEDERAL INCOME TAX CONSEQUENCES............................   20
LIQUIDATION AND TERMINATION OF SERIES......................   21
PORTFOLIO SECURITIES.......................................   21
PORTFOLIO TURNOVER.........................................   21
CAPITALIZATION AND PERFORMANCE.............................   22
ADDITIONAL INFORMATION ABOUT THE FUNDS.....................   23
INTERESTS OF CERTAIN PERSONS...............................   23
ADDITIONAL INFORMATION.....................................   24

                             ADDITIONAL MATERIALS

   The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated March , 2001 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Acquired Funds requesting a copy of such Statement of Additional Information.

    1. The Statement of Additional Information for the Acquiring Fund and the Acquired Funds, dated May 30, 2000.

    2. Annual Reports of the Acquiring Fund and the Acquired Funds for the year ended January 31, 2000.

    3. Semi-Annual Reports of the Acquiring Fund and the Acquired Funds for the six months ended July 31, 2000.

                SUBJECT TO COMPLETION, DATED FEBRUARY 20, 2001

                          PROXY STATEMENT/PROSPECTUS

                             7 World Trade Center
                           New York, New York 10048
                                (800) 451-2010

                                March   , 2001

         RELATING TO THE ACQUISITION BY SMITH BARNEY ALLOCATION SELECT
                  BALANCED PORTFOLIO (THE "ACQUIRING FUND"),
     A SERIES OF SMITH BARNEY ALLOCATION SERIES INC. ("ALLOCATION SERIES")

       OF THE ASSETS OF SELECT CONSERVATIVE PORTFOLIO AND SELECT INCOME
                     PORTFOLIO (EACH, AN "ACQUIRED FUND"),
                    EACH ALSO A SERIES OF ALLOCATION SERIES

   General. This Proxy Statement/Prospectus is furnished to shareholders of the Acquired Funds in connection with a proposed reorganization in which all of the assets of the Acquired Funds would be acquired by the Acquiring Fund, in exchange solely for voting shares of the common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds (collectively, the "Reorganization"). The Reorganization will be accomplished pursuant to an amendment to the Allocation Series' Charter that will reclassify shares of the Acquired Funds into shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the respective Acquired Fund would receive that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the respective Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the respective Acquired Fund are being asked to vote on a Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

   This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated May 30, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the Acquiring Fund's annual report to shareholders for the year ended January 31, 2000 and the semi-annual report for the six months ended July 31, 2000, both of which are included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquired Funds, see the prospectus for the Acquired Funds, dated May 30, 2000, the respective annual report to

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

shareholders for the year ended January 31, 2000, and the respective semi-annual report for the six months ended July 31, 2000, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, or by calling toll-free (800) 451-2010. A Statement of Additional Information of the Acquired Funds and the Acquiring Fund dated March
  , 2001 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Acquired Funds or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning each of the Funds has been provided by, and is included herein in reliance upon, Allocation Series.

   Each of the Acquiring Fund and the Acquired Funds is a non-diversified series of Allocation Series, an open-end management investment company organized as a Maryland corporation. The investment objective of the Acquiring Fund is to seek balance of growth of capital and income; the Select Conservative Portfolio primarily seeks income and secondarily, long-term capital growth, and the investment objective of the Select Income Portfolio is to seek high current income. Each Fund is a fund of funds, which means that it invests in other mutual funds rather than directly in portfolio securities. The Acquiring Fund invests in Smith Barney equity and fixed income funds. The Select Conservative Portfolio invests primarily in Smith Barney funds that focus on taxable fixed income securities, and also invests in stock funds invested primarily in U.S. large capitalization stocks. The Select Income Portfolio invests primarily in Smith Barney funds that focus on taxable fixed income securities, and it may also allocate a portion of its assets to Smith Barney equity funds.

                               -----------------

   In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. The Acquired Funds and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds." In addition, in this Proxy Statement/ Prospectus, for simplicity, actions are described as being taken by a Fund, although all actions are actually taken by Allocation Series, on behalf of the Acquiring Fund and the Acquired Funds.

   This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy
card(s) are first being mailed to shareholders on or about March   , 2001 or as
soon as practicable thereafter. Any shareholder of the Acquired Funds giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Allocation Series at the address shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the respective Acquired Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

   The Allocation Series offers shares of each Fund only for purchase by insurance company separate accounts and certain qualified pension and retirement plans. Thus, the insurance company or plans are technically the shareholders of these Funds, and under the Investment Company Act of 1940, as amended (the "1940 Act"), may be deemed to be in control of these Funds. Nevertheless, with respect to the Special Meeting, an insurance company or plan will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in each Fund in accordance with the procedures set forth in the prospectus of the applicable contract issued by the insurance company or plan and to the extent required by law. Shares of the Allocation Series attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company or plan in proportion to the shares for which voting instructions are received.

   The presence at any shareholders' meeting, in person or by proxy, of the shareholders entitled to cast at least one-third of the votes shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the respective Acquired Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

   The Proposal requires the affirmative vote of the holders of a majority of the respective Acquired Fund's shares outstanding and entitled to vote thereon. Abstentions will have the effect of a "no" vote on the Proposal.

   Holders of record of the shares of the respective Acquired Fund at the close of business on February 14, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of February 14, 2001, there were shares
of the Select Conservative Portfolio outstanding, and     shares of the Select
Income Portfolio outstanding.

   To the best of knowledge of Allocation Series, as of March , 2001, except as set forth in Annex A, no person owned beneficially more than 5% of each Fund's outstanding shares.

   [As of March , 2001, less than 1% of the outstanding shares of each of the Acquired Funds and the Acquiring Fund were owned directly or beneficially by the Directors of Allocation Series.]

   Each of the Acquired Funds and the Acquiring Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report and a copy of any more recent semi-annual report for each of the Acquired Funds and the Acquiring Fund, without charge, by calling 800-451-2010 or writing to the Acquired Funds or the Acquiring Fund at the address shown at the beginning of this Proxy Statement/Prospectus.

                 PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION

   A majority of the Board of Directors of Allocation Series, on behalf of the Acquiring Fund and the Acquired Funds, including a majority of the Directors who are not "interested persons" of such Funds (as defined in the 1940 Act) (the "Non-Interested Board Members"), approved on February 12, 2001, a Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the respective Acquired Fund, the Plan provides for the acquisition of all of the assets and the assumption of all of the liabilities of the respective Acquired Fund by the

Acquiring Fund and the issuance of the shares of the Acquiring Fund to the shareholders of the respective Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The Reorganization will be accomplished pursuant to an amendment to the Charter of the Allocation Series that will reclassify shares of the respective Acquired Fund as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A). As a result of the Reorganization, each shareholder of the respective Acquired Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the respective Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on April 27, 2001, or on such later date as the parties may agree in writing (the "Closing Date").

   Please note that the Reorganization of Select Conservative Portfolio and the Reorganization of Select Income Portfolio are not contingent on each other.

                                   SYNOPSIS

   The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Acquiring Fund, the Prospectus of the respective Acquired Fund and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the Acquired Funds should read this entire Proxy Statement/Prospectus carefully.

   Introduction. Like your Fund, the Acquiring Fund is managed by Travelers Investment Adviser, Inc. ("TIA"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). Whereas the investment objective of the Acquiring Fund is to seek balance of growth of capital and income, the Select Conservative Portfolio primarily seeks income and secondarily, long-term capital growth, and the investment objective of the Select Income Portfolio is to seek high current income. The distributor, custodian, transfer agent and the sub-transfer agent of each of the Acquired Funds and the Acquiring Fund are identical. Each Fund has retained KPMG LLP as its independent auditors. R. Jay Gerken is responsible for the day-to-day operations of each Fund, and has been since inception.

   If the Plan is consummated, shareholders of the respective Acquired Fund will become shareholders of the Acquiring Fund. The Reorganizations have been proposed as part of a broader initiative by TIA to eliminate duplication and possible confusion in its mutual fund product offerings. As noted above, each Fund considers generation of income to be an important aspect of its investment operation and each Fund seeks to pursue its objectives in a substantially similar manner. The proposed Reorganizations would result in a significantly larger fund and TIA believes that a larger asset base would allow for portfolio management efficiencies. Operating expenses for each Fund should be the same, with total operating expenses of a Fund and its underlying funds differing based on the mix of investments made by each Fund in underlying funds at any particular time. Accordingly, total operating expenses may be greater for the Acquiring Fund than the Acquired Funds during certain periods. After the Reorganization, Shareholders of the respective Acquired Fund will continue to enjoy the same shareholder privileges and access to professional service representatives upon becoming shareholders of the Acquiring Fund. Each of the Acquired Funds and the Acquiring Fund declares dividends from net investment income and pays distributions of net realized capital gains, if any, annually. See "Dividends and Other Distributions."

   Proposed Reorganization. The aggregate net asset value of the voting shares of the Acquiring Fund (the "Shares") issued in exchange for the assets and liabilities of the respective Acquired Fund will be equal to the aggregate net asset value of the respective Acquired Fund as of the Closing Date. Immediately following the transfer of Shares to the Acquired Funds, the Shares received by the Acquired Funds will be distributed pro rata to the shareholders of record of the respective Acquired Fund on the Closing Date and the shares of the respective Acquired Fund will be cancelled.

   For the reasons described below under "The Proposed Reorganization--Reasons for the Proposed Reorganization," the Board of Directors of Allocation Series on behalf of the Acquired Funds, including the Non-Interested Directors, has concluded the following:

    -- the Reorganization is in the best interests of the Acquired Funds and their respective shareholders; and

    -- the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganization.

   Accordingly, the Directors recommend approval of the Plan. If the Plan is not approved, the Acquired Funds will continue in existence unless other action is taken by the Directors; such other action may include resubmitting the Plan for shareholder approval and termination and liquidation of the Acquired Funds.

   Comparison of Investment Objectives and Policies. The investment objective of the Acquiring Fund is to seek balance of growth of capital and income. The investment objective of the Select Conservative Portfolio is primarily to seek income and secondarily, long-term capital growth, and the investment objective of the Select Income Portfolio is to seek high current income. Each Fund is a fund of funds, which means that it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds, and money market instruments. These underlying mutual funds will be Smith Barney open-end funds managed by TIA or its affiliates and have investment goals similar, but not identical to, those of the respective Fund.

   The Acquiring Fund divides its assets roughly between Smith Barney equity and fixed income funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed income portion is mainly invested in funds that invest in U.S. government agency securities. The Select Conservative Portfolio invests primarily in Smith Barney funds that focus on taxable fixed income securities, and also invests in stock funds invested primarily in U.S. large capitalization stocks. The Select Income Portfolio invests primarily in Smith Barney funds that focus on taxable fixed income securities, and a small portion of the Fund is invested in equity funds that invest in U.S. large capitalization stocks.

   Each Fund compares its performance against the S&P 500 Composite Stock Index, the Lehman Government/Corporate Bond Index and the Salomon Smith Barney One-Year Treasury Bill Index, except that the Acquiring Fund also compares its performance against the Salomon Smith Barney World Government Bond Index, and the Acquired Funds compare their respective performance against the Salomon Smith Barney High Yield Market Index.

   Each Fund has adopted identical fundamental investment restrictions with respect to its non-diversified status; issuing senior securities; underwriting securities; making loans; borrowing money; and purchasing or selling real estate, real estate mortgages, commodities or commodity contracts. Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders. Each Fund has also adopted identical non-fundamental investment policies with respect to purchasing securities on margin, selling any securities short, pledging or otherwise encumbering more than 33 1/3% of the Fund's total assets, investing in oil, gas or other mineral exploration or development programs, writing or selling puts, calls, straddles, spreads or combinations thereof, purchasing restricted securities or illiquid securities, purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies that have been in continuous operation for fewer than three years (except for underlying funds), investing in any company for the purpose of exercising control of management and purchasing securities of any company if, to the knowledge of the Fund, any officer or Director of the Allocation Series or TIA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

   Each Fund may invest in substantially similar underlying funds (see below), although target allocation between equity and fixed income funds and target range of equity and fixed income funds are different. Each Fund's investment policies, including the particular underlying funds in which each Fund may invest and the equity/fixed income targets applicable to each Fund, may be changed by the Board of Directors without shareholder approval.

   Investors should refer to the prospectus and statement of additional information of the Funds for a fuller description of each Fund's investment policies and restrictions.

                       INVESTMENT OBJECTIVE AND POLICIES
                 OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

The Acquiring Fund

   Investment objective. The Acquiring Fund seeks balance of growth of capital and income.

   Principal investment strategies. The Acquiring Fund is a fund of funds. It invests in the Smith Barney equity and fixed income funds listed below.

   Selection process. The manager periodically adjusts the allocation of the Acquiring Fund's assets among different Smith Barney funds depending upon the manager's outlook for the equity and bond markets in general, particular sectors of such markets, and the performance outlook for the underlying funds. In assessing the equity and bond markets, the manager considers a broad range of market and economic trends and quantitative factors. The performance of the underlying funds also influences their weighting in the Acquiring Fund. In selecting equity funds, the manager tends to emphasize underlying funds that focus upon established large-capitalization U.S. stocks. The Acquiring Fund's fixed income funds mainly invest in U.S. government and agency securities and mortgage-backed securities. However, the Acquiring Fund can invest in underlying funds that have a range of investment styles and focuses.

   Target Allocation.

Equity Funds...... 50%
Fixed Income Funds 50%

   Target Range.

Equity Funds...... 40-60%
Fixed Income Funds 40-60%

   Underlying Funds and Target Percentage of the Acquiring Fund.

Smith Barney Diversified Strategic Income Fund 5-25%
Smith Barney Convertible Fund................. 5-20%
Smith Barney Managed Governments Fund Inc..... 5-20%
Smith Barney Premium Total Return Fund........ 5-20%
Cash Portfolio................................ 0-25%
Large Cap Value Fund.......................... 0-20%
Smith Barney Growth and Income Fund........... 0-20%
Short-Term High Grade Bond Fund............... 0-20%
Smith Barney Appreciation Fund Inc............ 0-20%
Smith Barney Fundamental Value Fund Inc....... 0-20%
Smith Barney Government Securities Fund....... 0-20%
Smith Barney Peachtree Growth Fund............ 0-15%
Global Government Bond Portfolio.............. 0-15%
International All Cap Growth Portfolio........ 0-15%
Smith Barney Hansberger Global Value Fund..... 0-15%
Smith Barney High Income Fund................. 0-15%
Smith Barney Large Capitalization Growth Fund. 0-15%
Smith Barney Small Cap Core Fund, Inc......... 0-15%

   Principal risks of investing in the Acquiring Fund. Investment in the Acquiring Fund is subject to the risks associated with investing in both fixed income securities and equity securities generally. The principal risks associated with investing in these securities are described below.

   Fixed Income Securities:

    .  When interest rates go up, prices of fixed income securities go down

    . An issuer of a security may default on its obligations to pay principal and/or interest or the security's credit rating may be downgraded

    . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

    . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

   Equity Securities:

    .  Stock prices may decline generally

    . If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed

   Investment in the Acquiring Fund is also subject to the following specific risks:

    . An investor could lose money on his or her investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments

    . An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets

    . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

The Select Conservative Portfolio

   Investment objective. The Fund seeks primarily income, and secondarily long-term growth of capital.

   Principal investment strategies. The Fund is a fund of funds. It invests primarily in the Smith Barney fixed income funds listed below. The Fund also invests in stock funds invested primarily in U.S. large capitalization stocks.

   Selection Process. The manager periodically adjusts the allocation of the Fund's assets among different Smith Barney funds depending upon the manager's outlook for the different sectors of the bond market and, to a lesser degree, the equities markets. In assessing the bond markets, the manager considers a broad range of economic trends and quantitative factors. The performance of the underlying funds also influences the weighting in the Fund. The Fund's fixed income funds mainly invest in U.S. government and agency securities and mortgage-backed securities. In selecting equity funds, the manager tends to emphasize underlying funds that focus upon large capitalization stocks. However, the portfolio can invest in underlying funds that have a range of investment styles and focuses.

   Target Allocation.

Equity Funds...... 30%
Fixed Income Funds 70%

   Target Range.

Equity Funds...... 20-40%
Fixed Income Funds 60-80%

   Underlying Funds and Target Percentage of the Fund.

Smith Barney Diversified Strategic Income Fund 10-30%
Smith Barney Managed Governments Fund Inc.....  5-25%
Smith Barney Government Securities Fund.......  5-20%
Smith Barney Convertible Fund.................  5-15%
Cash Portfolio................................  0-30%
Smith Barney Premium Total Return Fund........  0-25%
Global Government Bond Portfolio..............  0-20%
Large Cap Value Fund..........................  0-20%
Short-Term High Grade Bond Fund...............  0-20%
Smith Barney High Income Fund.................  0-20%
Smith Barney Appreciation Fund Inc............  0-15%
Smith Barney Fundamental Value Fund Inc.......  0-15%
International All Cap Growth Portfolio........  0-10%
Smith Barney Hansberger Global Value Fund.....  0-10%

   Principal risks of investing in the Fund. Investment in the Fund is subject to the risks associated with investing in fixed income securities and, to a lesser degree, equity securities generally. The principal risks associated with investing in these securities are described above in the Acquiring Fund section. Investment in the Fund is also subject to the following specific risks:

    . An investor could lose money on his or her investment in the Fund, or the Fund may not perform as well as other investments

    . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

    . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities

The Select Income Portfolio

   Investment objective. The Fund seeks high current income.

   Principal investment strategies. The Fund is a fund of funds. It invests primarily in the Smith Barney funds listed below that focus on taxable fixed income securities.

   Selection Process. The manager periodically adjusts the allocation of the Fund's assets among different Smith Barney funds depending upon the manager's outlook for the different sectors of the bond market. In assessing the bond markets, the manager considers a broad range of economic trends and quantitative factors. The performance of the underlying funds also influences the weighting in the Fund. The Fund focuses on funds that invest in a broad range of fixed income securities. The portfolio may also allocate a portion of its assets to underlying funds that primarily invest in equity securities.

   Target Allocation.

Equity Funds...... 10%
Fixed Income Funds 90%

   Target Range.

Equity Funds......   0-20%
Fixed Income Funds 80-100%

   Underlying Funds and Target Percentage of the Fund.

Smith Barney Diversified Strategic Income Fund 10-30%
Short-Term High Grade Bond Fund...............  5-30%
Smith Barney Managed Governments Fund Inc.....  5-30%
Smith Barney Government Securities Fund.......  5-20%
Cash Portfolio................................  0-30%
Smith Barney High Income Fund.................  0-25%
Global Government Bond Portfolio..............  0-20%
Large Cap Value Fund..........................  0-15%
Smith Barney Convertible Fund.................  0-15%
Smith Barney Investment Grade Bond Fund.......  0-15%
Smith Barney Premium Total Return Fund........  0-15%
International All Cap Growth Portfolio........  0-10%
Smith Barney Appreciation Fund Inc............  0-10%
Smith Barney Fundamental Value Fund Inc.......  0-10%

   Principal risks of investing in the Fund. Investment in the Fund is subject to the risks associated with investing in fixed income securities and, to a lesser degree, equity securities generally. The principal risks associated with investing in these securities are described above in the Acquiring Fund section. Investment in the Fund is also subject to the following specific risks:

    . An investor could lose money on his or her investment in the Fund, or the Fund may not perform as well as other investments

    . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

    . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities

    . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded.

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

   Allocation Series, on behalf of the Acquired Funds and the Acquiring Fund, retains TIA pursuant to separate contracts as each Fund's investment manager, to oversee each Fund's investment operations, subject to the policies established by the Board of Directors. All expenses of the Funds, including the investment management fees, are paid by each Fund. Shareholders pay no direct charges or fees for investment services.

   The manager's address is 7 World Trade Center, New York, New York 10048. The manager selects each Fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Under a separate asset allocation and administration agreement, each Fund pays TIA a management fee computed daily and paid monthly at the annual rate of 0.35% of the value of its average daily net assets. Under each Fund's asset allocation and administration agreement, TIA has agreed to bear all expenses incurred in the operation of each Fund's portfolio other than the management fee and extraordinary expenses. The total management fees incurred and paid by each Fund for the year ended January 31, 2000 and for the six months ended July 31, 2000 were as follows:

                                 Six Months Ended    Year Ended
             Fund                 July 31, 2000   January 31, 2000
             ----                ---------------- ----------------
             Select Balanced....         $358,517         $596,867
             Select Conservative         $ 90,878         $177,812
             Select Income......         $ 37,513         $ 81,355

   While the Funds have no direct expenses other than the management fee of 0.35% of the value of their respective average daily net assets, each Fund, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. These underlying funds have different expense ratios often depending on the type of securities in which they invest. Generally equity funds have higher expense ratios than fixed income funds. The Funds' total operating expenses are therefore determined by the percentages they invest in underlying funds. The total expenses of the Acquiring Fund may be greater than those of the Acquired Funds during periods in which the Acquiring Fund is invested primarily in equity funds, while its total expenses may be lower than those of the Acquired Funds during periods in which it is invested primarily in fixed income funds.

   None of the Funds assesses any sales charge, either when it sells or when it redeems its shares of a Fund. Surrender charges may be assessed under the contract, as described in the contract prospectus issued by your insurance company. Mortality and expense risk fees and other charges are also described in that prospectus.

   Each Fund will invest only in Class Y shares of the underlying funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with its investments in shares of the underlying funds. Each Fund, however, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds that are applicable to Class Y shareholders. The investment returns of each Fund, therefore, will be net of the expense of the underlying funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each underlying fund held by a Fund, based on operating expenses for its most recent fiscal year:


       Underlying Fund                                      Expense Ratio
       ---------------                                      ------------
       Smith Barney Appreciation Fund, Inc.................         0.57%
       Smith Barney Equity Funds:
          Smith Barney Large Cap Blend Fund................         0.69
       Smith Barney Fundamental Value Fund Inc.............         0.82
       Smith Barney Funds, Inc.:
          Large Cap Value Fund.............................         0.58
          Short-Term High Grade Bond Fund..................         0.53
       Smith Barney Income Funds:
          Smith Barney High Income Fund....................         0.72
          Smith Barney Premium Total Return Fund...........         0.77
          Smith Barney Convertible Fund....................         0.83
          Smith Barney Diversified Strategic Income Fund...         0.67
       Smith Barney Investment Funds Inc.:
          Smith Barney Peachtree Growth Fund...............         1.00
          Smith Barney Hansberger Global Value Fund........         1.10
          Smith Barney Government Securities Fund..........         0.59
          Smith Barney Investment Grade Bond Fund..........         0.68
       Smith Barney Investment Trust:
          Smith Barney Large Capitalization Growth Fund....         0.78
       Smith Barney Managed Governments Fund Inc...........         0.70
       Smith Barney Money Funds, Inc.:
          Cash Portfolio...................................         0.42
       Smith Barney Small Cap Core Fund, Inc...............         0.92
       Smith Barney World Funds, Inc.:
          International All Cap Growth Portfolio...........         1.26
          Global Government Bond Portfolio.................         0.91

   Based on a weighted average of the Class Y expense ratios of the underlying funds in which a Fund is expected to invest during the current fiscal year, the approximate expense ratios are expected to be as follows: Select Balanced Portfolio 1.03%; Select Conservative Portfolio 1.07%; and Select Income Portfolio 1.02%. The expense ratios may be higher or lower depending on the mix of the underlying funds in which a Fund invests.

                            DISTRIBUTION OF SHARES

   As of June 5, 2000, Salomon Smith Barney started distributing shares of each Fund as principal underwriter. Prior to that time, CFBDS, Inc., located at 21 Milk Street, Boston, Massachusetts 02109-5408, acted as distributor of each Fund's shares. Individuals may not purchase shares directly from the Funds. Each Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans.

                      PURCHASE AND REDEMPTION INFORMATION

   The purchase and redemption procedures and privileges with respect to the Acquired Funds are the same as those of the Acquiring Fund. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase and redemption procedures and privileges applicable to a Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Each Fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, each Fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, a Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the Fund at net asset value and are includable in gross income of the separate accounts holding such shares.

   Each Fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment. An alternative diversification test may be satisfied under certain circumstances. If a Fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that Fund would not be treated as annuity, endowment or life insurance contracts under the Code.

   If the Plan is approved by the respective Acquired Fund's shareholders, then as soon as practicable before the Closing Date, the respective Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed 2001 net investment income and undistributed realized net capital gains.

                               TAX CONSEQUENCES

   The Acquired Funds and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Funds or their respective shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

   General. As described above, the Acquired Funds and the Acquiring Fund have similar investment objectives and policies and pursue their respective objectives in a similar manner. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated May 30, 2000, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Acquired Funds and the Acquiring Fund dated March , 2001 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to the Funds' prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

   Because of their similar investment policies, the Funds are exposed to similar risks. The following summarizes those principal investment policies and related risk factors:

   Investment in other Mutual Funds. The investments of each Fund are concentrated in underlying funds so each Fund's investment performance is directly related to the investment performance of the underlying funds held by it. The ability of each Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by TIA. There can be no assurance that the investment objective of any Fund or any underlying fund will be achieved. The Funds will only invest in Class Y shares of the underlying Smith Barney funds and, accordingly, will not pay any sales loads or 12b-1 or service or distribution fees in connection with their investments in shares of the underlying funds. The Funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Smith Barney funds that are applicable to Class Y shareholders. The investment returns of each Fund, therefore, will be net of the expenses of the underlying funds in which it is invested.

   The following is a description of the investment objectives and principal investments of the underlying funds in which the applicable Fund invests.

   The underlying funds that invest primarily in equity securities are:

   Smith Barney Appreciation Fund Inc. The fund seeks long-term appreciation of shareholder capital by investing primarily in equity securities of U.S. companies. The core holdings of the fund are blue chip companies that are dominant in their industries.

   Smith Barney Fundamental Value Fund Inc. The fund's investment objective is long-term capital growth. Current income is a secondary objective. The fund seeks to achieve its primary objective by investing in a diversified portfolio of common stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments.

   Large Cap Value Fund. The fund seeks current income and long-term growth of capital. The fund invests primarily in common stocks of companies having a market capitalization of at least $5 billion that are considered by its adviser
(i) to be undervalued by the marketplace, (ii) to offer potential opportunities not yet recognized by the marketplace, or (iii) to have been out of favor in the marketplace but that are poised to turn around because of a new management team, product or business strategy.

   Smith Barney Growth and Income Fund. The fund seeks reasonable growth and income. It invests primarily in equity securities, including convertible securities that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value.

   Smith Barney Large Capitalization Growth Fund. The fund seeks long-term growth of capital by investing in equity securities of large capitalization companies with market capitalizations greater than $5 billion at the time of investment that are believed to afford attractive opportunities for investment growth.

   Smith Barney Peachtree Growth Fund. The fund's investment objective is capital appreciation by investing in securities believed to have above average potential for capital appreciation. In attempting to achieve the fund's investment objective, the fund uses a disciplined approach to identify equity securities of companies having prospects of strong, sustainable earnings growth and that are believed to afford attractive opportunities for stock price appreciation.

   Smith Barney Small Cap Core Fund, Inc. The fund seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies with relatively small market capitalizations at the time of investment.

   Smith Barney Premium Total Return Fund. The fund seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of equity and fixed income securities.

   Smith Barney Hansberger Global Value Fund. The fund seeks long-term capital growth by investing primarily in equity securities of companies in any country including the United States which, in the opinion of its advisers, are undervalued. Income is an incidental consideration.

   International All Cap Growth Portfolio. The fund seeks total return on its assets from growth of capital and income. The fund invests primarily in a diversified portfolio of equity securities of foreign companies including exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and rights and warrants relating to equity securities.

   The underlying funds that invest primarily in fixed income securities are:

   Smith Barney High Income Fund. The fund seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the fund, its adviser may consider potential for growth as one factor, among others, in selecting investments for the fund. The fund will seek high current income by investing in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies.

   Smith Barney Investment Grade Bond Fund. The fund seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capital. The fund invests primarily in a portfolio of investment grade bonds.

   Smith Barney Government Securities Fund. The fund seeks high current return by investing in obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities (including, without limitation, treasury bills and bonds, mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA")).

   Short-Term High Grade Bond Fund. The fund seeks current income, preservation of capital and liquidity. The fund seeks to achieve its objective by investing its assets in corporate debt securities, bank obligations and securities issued by the U.S. Government and its agencies and instrumentalities.

   Smith Barney Managed Governments Fund Inc. The fund seeks high current income consistent with liquidity and safety of capital. The fund invests substantially all of its assets in U.S. government securities. The fund's portfolio consists primarily of mortgage-backed securities issued or guaranteed by GNMA, the Federal National Mortgage Association and FHLMC.

   Smith Barney Diversified Strategic Income Fund. The fund seeks high current income primarily through investment in fixed income securities, including high yield securities. The fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities such as: obligations issued or guaranteed as to principal and interest by the U.S. government; mortgage-related securities issued by various governmental and non-governmental entities; domestic and foreign corporate securities; and foreign government securities.

   Global Government Bond Portfolio. The fund seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments.

   Cash Portfolio. The fund is a money market fund that seeks maximum current income and preservation of capital by investing in high quality U.S. dollar denominated short-term debt securities.

   Smith Barney Convertible Fund. The fund seeks current income and capital appreciation by investing in investment and non-investment grade convertible securities and in combinations of non-convertible fixed-income securities and warrants or call options that together resemble convertible securities.

   Temporary defensive investments. Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in the Cash Portfolio, a series of Smith Barney Money Funds Inc., repurchase agreements or cash. If a Fund takes a temporary defensive position, it may be unable to achieve its investment objective.

   Portfolio turnover. Each underlying fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from an underlying fund's performance.

   Non-diversification. Each Fund is not diversified, which means that it can invest a higher percentage of its assets in any one underlying fund than a diversified fund. Being non diversified may magnify a Fund's losses from adverse events affecting a particular underlying fund. However, each of the underlying funds (except Global Government Bond Portfolio) is diversified.

   Changes in allocations. The underlying funds in which the Funds may invest, and the range of assets allocated to each fund, may be changed by the board of directors from time to time. Similarly, the target allocation between equity and fixed income oriented investments may be adjusted from time to time. If the target limits for investment in a particular fund are exceeded or are not met because of cash flows or changes in the market value of the shares of the underlying funds, the investment manager may, but is not required to adjust the Fund's holdings.

   High yield securities. Certain of the underlying funds can invest all or a portion of their assets in high yield securities. High yield securities involve a substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Underlying funds that hold these issues are subject to the following specific risks:

    .  Increased price sensitivity to changing interest rates

    .  Greater risk of loss because of default or declining credit quality

    . Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

    . A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

   Foreign securities. Certain of the underlying funds focus upon foreign securities and other underlying funds may invest a portion of their assets outside the U.S. Investing in non-U.S. issuers involves unique risks compared to investing in the securities of U.S. issuers. These risks are more pronounced to the extent a fund invests in issuers in countries with emerging markets. These risks may include:

    . Less information about non-U.S. issuers or markets may be available because of less rigorous disclosure and accounting standards or regulatory practices

    . Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the adviser may not be able to sell the fund's portfolio securities in amounts and at prices the adviser considers reasonable

    . The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading

    . The economics of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession

    . Economic, political and social developments may adversely affect the securities markets

    . Foreign governmental obligations may involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers

   Derivatives. Certain of the underlying funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

    . To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

    .  As a substitute for buying or selling securities

   A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the underlying fund less liquid and harder to value, especially in declining markets.

   Investment policies. Each portfolio's investment policies, including the particular underlying funds in which each portfolio may invest and the equity/fixed income targets applicable to each portfolio, may be changed by the board of directors without shareholder approval.

                          THE PROPOSED REORGANIZATION

   Description of the Plan. As stated above, the Plan provides for the transfer of all of the assets of each of the Acquired Funds to the Acquiring Fund in exchange for that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Acquired Funds as of the close of business on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Funds. The Reorganization will be accomplished pursuant to an amendment to the Charter of the Allocation Series that will reclassify shares of the Acquired Funds as shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A).

   Upon completion of the Reorganization, each shareholder of the Acquired Funds will own that number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the respective Acquired Fund as of the close of business on the Closing Date. Each Acquired Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Acquired Fund's sub-transfer agent for such shareholder. In the interest of economy and convenience, shares of the Acquired Funds generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Acquired Fund shareholders similarly will be in uncertificated form.

   Until the Closing, shareholders of the Acquired Funds will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Funds' sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

   The obligations of the Acquired Funds and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Funds and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Directors of the Allocation Series, notwithstanding the approval of the Plan by the shareholders of the Acquired Funds. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Funds without obtaining the approval of the respective Acquired Fund's shareholders. The Acquired Funds and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

   TIA will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $76,000. Shareholders have no rights of appraisal.

                    REASONS FOR THE PROPOSED REORGANIZATION

   Prior to a meeting of Allocation Series' Board of Directors held on February 12, 2001, the Directors, including the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Acquired Funds if the Acquired Funds were to reorganize with and into the Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Directors, who were advised by independent counsel. For the reasons discussed below, a majority of the Board of Directors of Allocation Series, including a majority of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Acquired Funds and their respective shareholders and that the interests of the shareholders of the Acquired Funds will not be diluted as a result of the proposed Reorganization.

   The proposed combination of the Acquired Funds and the Acquiring Fund will allow the shareholders of the Acquired Funds to continue to participate in a professionally-managed portfolio. The Board of Directors of Allocation Series believes that shareholders of the Acquired Funds will benefit from the proposed Reorganization because the Acquiring Fund offers the following benefits:

      (a) As stated previously, each of the Acquired Funds has not been able to attract a substantial asset base since its inception. The Reorganization is also being proposed as part of a broader initiative by TIA to eliminate duplication and possible confusion in its mutual fund product offerings. TIA believes that the combination of the Funds which have similar investment strategies into a single larger fund may increase economic and other efficiencies for investors and TIA. While past performance is not necessarily indicative of future results, the Acquiring Fund has generally outperformed each of the Acquired Funds. See "Capitalization and Performance".

      (b) After the Reorganizations the owners of the variable contracts who invest, through separate accounts, in the Acquired Funds will be afforded the same contract rights they currently have under their variable contracts, including surrender and other transfer rights, with respect to amounts invested under those contracts. The Reorganizations will take place at net asset value and will not increase or decrease the amount of the policy value of any variable contract. The Reorganizations will not impose any additional fees on owners of variable contracts nor will the Reorganizations have any effect on the charges currently imposed under the variable contracts. Variable contract owners will not bear any added cost or expense as a result of the Reorganizations. In addition, the Reorganizations will in no way change whatever tax benefits the contract owners currently enjoy and will not result in any adverse federal income tax consequences for any separate account or contract owner. Finally, the Reorganizations will in no way alter the insurance benefits enjoyed by variable contract owners or the contractual obligations of the insurance companies that issued those contracts.

   Due to a combination of factors, including the benefits described above, the Directors and management of Allocation Series believe each of the Acquired Funds and its shareholders would benefit from a tax-free reorganization with the Acquiring Fund. Accordingly, it is recommended that the shareholders of each of the Acquired Funds approve the Reorganization with the Acquiring Fund.

   The Board of Directors of Allocation Series, in recommending the proposed transaction, considered a number of factors, including the following:

      (1) the Reorganization will result in a single larger fund, which may increase economic and other efficiencies;

      (2) a larger asset base could command more attention from insurance companies and qualified pension and retirement plans;

      (3) the reasonable compatibility of the Acquiring Fund's investment objectives, policies and restrictions with those of the Acquired Funds;

      (4) the tax-free nature of the Reorganization;

      (5) the terms and conditions of the Reorganization and that it will not result in a dilution of the Acquired Funds' shareholder interests; and

      (6) the absence of costs and expenses to the Acquired Funds of the proposed Reorganization.

                  DESCRIPTION OF THE SECURITIES TO BE ISSUED

   General. Each of the Acquired Funds and the Acquiring Fund is a non-diversified series of Allocation Series, a corporation incorporated under the laws of the State of Maryland on August 11, 1995. Allocation Series is registered with the SEC as a non-diversified, open-end management investment company.

   Voting Rights. The Allocation Series offers shares of each Fund only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Funds, and under the 1940 Act, is deemed to be in control of these Funds. Nevertheless, with respect to any shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in each Fund in accordance with the procedures set forth in the prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Allocation Series attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

   Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the net income of that Fund as are declared in the discretion of the Directors. Shareholders are entitled to one vote for each share held and will vote by individual Fund except for matters, such as election of directors, affecting Allocation Series as a whole, and except to the extent required by the 1940 Act. The Funds are not required to hold annual shareholder meetings.

   Board. The By-Laws of Allocation Series provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of Allocation Series may be removed by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors. Vacancies on the Board of Allocation Series may be filled by the Directors remaining in office. A meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders and to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the shareholders.

   Liquidation or Termination. In the event of the liquidation or termination of the Acquiring Fund or the Acquired Funds, the shareholders of each Fund are entitled to receive the assets belonging to that Fund that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective Fund, of any general assets not belonging to any particular Fund that are available for distribution.

   Liability of Directors. The Articles of Incorporation of Allocation Series provide that the Directors and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption is not permitted by law.

   Rights of Inspection. Maryland law permits any shareholder of each Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

   Shareholder Liability. Under Maryland law, shareholders of each Fund do not have personal liability for corporate acts and obligations.

   Shares of the Acquiring Fund issued to the holders of shares of the Acquired Funds pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

   The foregoing is only a summary of certain characteristics of the operations of Allocation Series. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

                        FEDERAL INCOME TAX CONSEQUENCES

   The Reorganization is conditioned upon the receipt by the Acquired Funds and the Acquiring Fund of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Funds in exchange solely for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds, followed by the distribution of such Shares to the respective Acquired Fund shareholders in exchange for their shares of the Acquired Funds in complete liquidation of the Acquired Funds, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Funds will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Funds upon the transfer of the respective Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the respective Acquired Fund's shareholders in exchange for their shares of the Acquired Funds; (iii) the basis of the assets of the respective Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the respective Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Funds in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Funds; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Funds in exchange for Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds; (vi) no gain or loss will be recognized by the shareholders of the respective Acquired Fund upon the receipt of Shares solely in exchange for their shares of the respective Acquired Fund as part of the transaction; (vii) the basis of Shares received by each shareholder of the respective Acquired Fund will be the same as the basis of the shares of the respective Acquired Fund exchanged therefor; and (viii) the holding period of Shares received by each shareholder of the respective Acquired Fund will include the holding period during which the shares of the respective Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the respective Acquired Fund were held as capital assets in the hands of such shareholder of the respective Acquired Fund.

   While Allocation Series is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

                     LIQUIDATION AND TERMINATION OF SERIES

   If the Reorganization is effected, the Acquired Funds will be liquidated and terminated as a series of Allocation Series, and each Acquired Fund's outstanding shares will be cancelled.

                             PORTFOLIO SECURITIES

   If the Reorganization is effected, TIA will analyze and evaluate the portfolio securities of the Acquired Funds being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of each Acquired Fund), TIA will determine the extent and duration to which each of the Acquired Funds' portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant rebalancing of the Acquired Funds' portfolio securities in connection with the Reorganization.

                              PORTFOLIO TURNOVER

   Each Fund's turnover rate is not expected to exceed 25% annually. Under certain market conditions, a Fund may experience high portfolio turnover as a result of its investment strategies. A Fund may purchase or sell securities to:
(a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectus of each Fund.

   The portfolio turnover for the most recent fiscal year for each Fund is contained in the following table:

                               Fiscal Year
        Name of Fund          Ended 01/31/00
        ------------          -------------
Select Balanced Portfolio....             0%
Select Conservative Portfolio             1%
Select Income Portfolio......            11%

   The turnover rates of the underlying funds have ranged from 8% to 205% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

                        CAPITALIZATION AND PERFORMANCE

   Pro Forma Capitalization (Unaudited). The following table sets forth the unaudited capitalization of each of the Acquiring Fund and the Acquired Funds as of January 31, 2001 as adjusted giving effect to the Reorganization discussed herein:/1/

                                                                                Select Balanced
                                            Select                               Portfolio Pro
                                         Conservative Select Income  Pro Forma       Forma
                          Acquiring Fund  Portfolio     Portfolio   Adjustments    Combined
                          -------------- ------------ ------------- ----------  ---------------
                             (Actual)      (Actual)
Net Assets...............   $228,352,292  $54,538,015   $21,754,222                $304,644,529
Net Asset Value Per Share   $      12.35  $     11.73   $     11.14                $      12.35
Shares Outstanding.......     18,496,122    4,651,053     1,951,993   (423,513)      24,675,655

--------
/1/ Assumes the Reorganization had been consummated on January 31, 2001, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Funds on the date the Reorganization takes place, and the foregoing table should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

   Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redemption value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.

   Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

   The following table reflects the average annual total returns of the Acquired Funds and the Acquiring Fund for the one year and since inception periods ending July 31, 2000:

                                Select     Select      The
                             Conservative  Income   Acquiring
                              Portfolio   Portfolio   Fund
                             -----------  --------  --------
Average Annual Total Return:
   1-year...................        5.32%     4.08%     7.07%
   Since Inception..........        7.28%     5.87%     9.10%
   Inception Date...........      2/5/97    2/5/97    2/5/97

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   As noted above, additional information about Allocation Series, with respect to the Acquired Funds and the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, or by calling (800) 451-2010.

   Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

   Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, or by calling (800) 451-2010.

THE BOARD MEMBERS OF ALLOCATION SERIES RECOMMEND THAT THE SHAREHOLDERS OF EACH
             OF THE ACQUIRED FUNDS VOTE IN FAVOR OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

   General. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by TIA. In addition to solicitation by mail, certain officers and representatives of Allocation Series, officers and employees of TIA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   When the Acquired Funds record proxies by telephone or through the internet, they will use procedures designed to (i) authenticate shareholders' identities,
(ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

   Proposals of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Allocation Series, c/o Smith Barney Mutual Funds, 7 World Trade Center, New York, New York 10048, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

   Other Matters to Come Before the Special Meeting. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Allocation Series and/or the Acquired Funds.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OF YOUR FUND PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               By order of the Board of Directors,

                               /S/ CHRISTINA T. SYDOR
                                   Christina T. Sydor
                                   Secretary

                               INDEX OF EXHIBITS

Annex:     5% Shareholders
Exhibit A: Form of Plan of Reorganization

                                                                       EXHIBIT A

                            PLAN OF REORGANIZATION

   THIS PLAN OF REORGANIZATION (the "Plan") is dated as of this 12th day of February, 2001, and has been adopted by the Board of Directors of Smith Barney Allocation Series Inc. (the "Corporation") to provide for the reorganization of its Select Conservative Portfolio and Select Income Portfolio (each, an "Acquired Fund"), respectively, into its Smith Barney Allocation Select Balanced Portfolio (the "Acquiring Fund").

A. Background

   The Acquired Funds and the Acquiring Fund (individually, a Fund and collectively, the "Funds") are separate series of the Corporation. The Corporation is organized as a Maryland corporation and is an open-end management investment Company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Corporation has determined that it is in the best interests of the Acquired Funds and their respective shareholders to be reorganized through the transfer of all of the respective Acquired Fund's assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the "Reorganization").

B. The Reorganization

   1. Prior to the Closing Date (as defined below in Section 6 of this Article
B), the Corporation will execute and file Articles of Amendment to the Corporation's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Closing Date: (a) reclassify all of the Corporation's issued and outstanding shares of Common Stock of the Acquired Funds as outstanding shares of Common Stock of equal aggregate value of the Acquiring Fund; and (b) reclassify all of the authorized and unissued Common Stock of the Acquired Funds as authorized Common Stock of the Acquiring Fund.

   2. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of each of the Acquired Funds, subject to all liabilities of the Acquired Funds, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Acquired Funds to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the Assets of each of the Acquired Funds will become and be the Assets of the Acquiring Fund. In exchange for the transfer of the Assets of the Acquired Funds and in order to accomplish the reclassification of shares as described above in Section 1 of this Article B, the Acquiring Fund will contemporaneously issue to shareholders of each of the Acquired Funds full and fractional shares of the Acquiring Fund (as contemplated by Section 4 of this Article B) having an aggregate net asset value equal to the value of the Assets of each of the Acquired Funds. For purposes of effecting such exchange, the value of the Assets of each of the Acquired Funds and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on April 27, 2001 or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation. Such values shall be computed in the manner set forth in the applicable Fund's then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Funds will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

   3. On or as soon as practicable prior to the Closing Date as defined in section 6, each of the Acquired Funds will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   4. At the Closing Date, the Corporation will liquidate the Acquired Funds and issue full and fractional shares of the Acquiring Fund to the respective Acquired Fund's shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Funds will have an aggregate net asset value equal to the aggregate net asset value of the shares of the respective Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Funds will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the respective Acquired Fund held by such shareholder immediately prior to the Closing Date.

   5. The stock transfer books of the Corporation with respect to the Acquired Funds will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Corporation with respect to the Acquired Funds will be deemed to be redemption requests for shares of the Acquiring Fund issued pursuant to this Plan. If any shares of the Acquired Funds are represented by a share certificate, the certificate must be surrendered to the Corporation's transfer agent for cancellation before the Acquiring Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

   6. The Closing Date for purposes of this Plan shall be the close of business on April 27, 2001, or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation.

C. Actions by Shareholders of the Acquired Fund

   Prior to the Closing Date and as a condition thereto, the Board of Directors of the Corporation will call, and the Corporation will hold, a meeting of the shareholders of the respective Acquired Fund to consider and vote upon:

      1. Approval of this Plan and the implementing charter amendment reclassifying shares of the respective Acquired Fund into shares of the Acquiring Fund and the transactions contemplated hereby.

      2. Such other matters as may be determined by the Board of Directors of the Corporation.

D. Conditions of the Reorganization

   Consummation of this Plan will be subject to:

      1. The approval of the matters referred to in Article C of this Plan by the shareholders of the respective Acquired Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Corporation; and

      2. The following additional conditions:

          (a) The Corporation will have received opinions of Willkie Farr & Gallagher based upon customary representations and assumptions and to the effect that:

             (i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

             (ii) for federal income tax purposes: (A) the acquisition of the assets and assumption of the liabilities of the Acquired Funds by the Acquiring Fund in return for shares of the Acquiring Fund followed by the distribution of such shares to the shareholders of the Acquired Funds will constitute a "reorganization" within the meaning of
          Section 368(a) of the Internal Revenue Code (the "Code") and the Acquiring Fund and the Acquired Funds will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (B) no gain or loss will be recognized by the Acquired Funds upon the transfer of their respective assets and liabilities to the Acquiring Fund; (C) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds; (D) no gain or loss will be recognized by the shareholders of the Acquired Funds upon the receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Funds; (E) the tax basis of the shares of the Acquiring Fund received by each shareholder of the Acquired Funds will be the same as the tax basis of the shares of the Acquired Funds exchanged therefor; (F) the tax basis of the assets of the Acquired Funds in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Funds immediately prior to the transfer; (G) the holding period of the shares of the Acquiring Fund received by each shareholder of the Acquired Funds will include the holding period of the shares of the Acquired Fund exchanged therefor, provided that at the time of the exchange such shares of the Acquired Funds were held as capital assets; and (H) the holding period of the Acquiring Fund for the assets of the Acquired Funds transferred to it will include the period during which such assets were held by the Acquired Funds.

          (b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E. Miscellaneous

   1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

   2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Directors of the Corporation.

   3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Funds, the Corporation may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Acquired Funds, amend any of the provisions of this Plan.

   4. The expenses incurred in connection with the Reorganization will be borne by Travelers Investment Adviser, Inc., the Funds' investment manager.

   5. The Corporation, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Acquired Funds or the Acquiring Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Funds or the shareholders of the Acquiring Fund.

   6. The Reorganization of the Select Conservative Portfolio and the Reorganization of the Select Income Portfolio are not contingent on each other and in the event that one Reorganization is approved and the other is not, the Articles of Amendment attached hereto as Annex I will be appropriately revised.

                                    ANNEX I

                     SMITH BARNEY ALLOCATION SERIES, INC.

                             ARTICLES OF AMENDMENT

   SMITH BARNEY ALLOCATION SERIES INC., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation that:

      FIRST: The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation's Select Conservative Portfolio as shares of the Corporation's Smith Barney Allocation Select Balanced Portfolio, (ii) reclassifying all of the shares of the Corporation's Select Income Portfolio as shares of the Corporation's Smith Barney Allocation Select Balanced Portfolio, and (iii) increasing the aggregate number of authorized shares of the Smith Barney Allocation Select Balanced Portfolio by 1,000,000,000 shares.

      SECOND: Upon effectiveness of these Articles of Amendment:

          a. All of the assets and liabilities belonging to the Corporation's Select Conservative Portfolio and Select Income Portfolio and attributable to their respective shares shall be conveyed, transferred and delivered to the Corporation's Smith Barney Allocation Select Balanced Portfolio, and shall thereupon become and be assets and liabilities belonging to the Select Balanced Portfolio and attributable to its shares.

          b. Each of the issued and outstanding shares of the Corporation's Select Conservative Portfolio and Select Income Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to that number of full and fractional issued and outstanding share(s) of the Corporation's Smith Barney Allocation Select Balanced Portfolio having an aggregate net asset value equal to the net asset value of a Select Conservative Portfolio or a Select Income Portfolio share, respectively, being reclassified and changed, such net asset values to be determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

          c. Each unissued share (or fraction thereof) of the Corporation's Select Conservative Portfolio and Select Income Portfolio, respectively, will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued shares (or fractions thereof) of the Corporation's Smith Barney Allocation Select Balanced Portfolio as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Corporation's Smith Barney Allocation Select Balanced Portfolio being increased by 1,000,000,000 shares less the number of issued and outstanding shares of the Corporation's Smith Barney Allocation Select Balanced Portfolio resulting from paragraph (b) of this Article SECOND.

          d. Open accounts on the share records of the Corporation's Smith Barney Allocation Select Balanced Portfolio owned by each former holder of its respective shares of the Select Conservative Portfolio and Select Income Portfolio shall be established representing the appropriate number of the Smith Barney Allocation Select Balanced Portfolio shares deemed to be owned by each such stockholder as a result of the reclassification.

      THIRD: This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof. This amendment reclassifies and changes the 500,000,000 authorized shares of each of the Select Conservative Portfolio and Select Income Portfolio to 1,000,000,000 additional authorized shares of the Smith Barney Allocation Select Balanced Portfolio but does not amend the description of any class of stock as set forth in the Charter. As a result of this amendment, the Corporation is authorized to issue up to 1,500,000,000 shares of the Smith Barney Allocation Select Balanced Portfolio. The shares of the Smith Barney Allocation Select Balanced Portfolio shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Portfolio as set forth in the Charter of the Corporation.

      FOURTH: Outstanding stock certificates representing issued and outstanding shares of each of the Select Conservative Portfolio and Select Income Portfolio of the Corporation immediately prior to these Articles of Amendment becoming effective shall, upon these Articles becoming effective, be deemed to represent the appropriate number of issued and outstanding shares of the Corporation's Smith Barney Allocation Select Balanced Portfolio, calculated as set forth in Article SECOND of these Articles.

      FIFTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

      SIXTH: These Articles of Amendment shall be effective as of   , 2001.

   IN WITNESS WHEREOF, SMITH BARNEY ALLOCATION SERIES INC. has caused these
Articles of Amendment to be signed in its name and on its behalf by its   , and
witnessed by its [Assistant] Secretary, as of the   day of   , 2001.

WITNESS:    SMITH BARNEY ALLOCATION SERIES INC.

By:         By:

                  Name:                           Name:
                  [Assistant] Secretary           Office:


   THE UNDERSIGNED,   ,   of Smith Barney Allocation Series Inc., who executed
on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


--------------------------------------------------------------------------------
                                          Name:
                                          Office:

                                   EXHIBIT A

        THE PROSPECTUS, ANNUAL AND SEMI-ANNUAL REPORTS OF THE ACQUIRING
  FUND DATED MAY 30, 2000, JANUARY 31, 2000 AND JULY 31, 2000, RESPECTIVELY,
               ARE INCORPORATED BY REFERENCE TO THE MOST RECENT
                     FILINGS THEREOF BY THE ACQUIRING FUND

                                    PART B

        INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                SUBJECT TO COMPLETION, DATED FEBRUARY 20, 2001

                      STATEMENT OF ADDITIONAL INFORMATION

                             7 World Trade Center
                           New York, New York 10048
                                (800) 451-2010

          RELATING TO THE ACQUISITION BY THE SMITH BARNEY ALLOCATION
               SELECT BALANCED PORTFOLIO (THE "ACQUIRING FUND"),
                A SERIES OF SMITH BARNEY ALLOCATION SERIES INC.
                             ("ALLOCATION SERIES")

                   OF THE ASSETS OF THE SELECT CONSERVATIVE
           PORTFOLIO AND SELECT INCOME PORTFOLIO (EACH, AN "ACQUIRED
               FUND"), EACH ALSO A SERIES OF ALLOCATION SERIES.

                            Dated: March    , 2001

   This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Funds, each a series of Allocation Series, to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

    1. Statement of Additional Information for the Acquiring Fund and the Acquired Funds, dated May 30, 2000.

    2. Annual Reports of the Acquiring Fund and the Acquired Funds for the year ended January 31, 2000.

    3. Semi-Annual Reports of the Acquiring Fund and the Acquired Funds for the six months ended July 31, 2000.

   This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated March , 2001, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                             FINANCIAL STATEMENTS

   The Annual and Semi-Annual Reports of the Acquiring Fund and the Acquired Funds for the year ended January 31, 2000 and the six months ended July 31, 2000, respectively, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual and Semi-Annual Reports without charge, please call 1-800-451-2010.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

   The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of January 31, 2001, including the unaudited pro forma schedule of investments, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended January 31, 2001 for the Acquiring Fund and the Acquired Funds as adjusted giving effect to the Reorganizations.

 MERGER OF SMITH BARNEY ALLOCATION SERIES INC.--SELECT CONSERVATIVE PORTFOLIO
  AND SELECT INCOME PORTFOLIO INTO SMITH BARNEY ALLOCATION SERIES INC.--SMITH
                  BARNEY ALLOCATION SELECT BALANCED PORTFOLIO

                                                          Select       Select     Pro forma  Combined Select
                                       Select Balanced Conservative    Income    Adjustments    Balanced
                                       --------------  -----------  -----------  ----------  --------------
                                            As of         As of        As of
                                          01/31/2001   01 /31/2001  01/31 /2001
PRO FORMA STATEMENT OF
  ASSETS AND LIABILITIES
  (unaudited)
Investments, at value.................   $228,644,270  $55,120,026  $21,750,926                $305,515,222
Cash..................................            532          814          317                       1,663
Dividends and interest receivable.....         25,142        6,075        5,066                      36,283
Receivable for Fund shares sold.......         52,737       64,710        5,280                     122,727
                                       --------------  -----------  -----------              --------------
   Total Assets.......................    228,722,681   55,191,625   21,761,589                 305,675,895
                                       --------------  -----------  -----------              --------------
Payable for securities purchased......             --      499,290           --                     499,290
Payable for Fund shares redeemed......          7,914       23,387        4,621                      35,922
Accrued expenses and other liabilities        362,475      130,933        2,746                     496,154
                                       --------------  -----------  -----------              --------------
   Total Liabilities..................        370,389      653,610        7,367                   1,031,366
                                       --------------  -----------  -----------              --------------
   Net Assets.........................   $228,352,292  $54,538,015  $21,754,222                $304,644,529
                                       ==============  ===========  ===========              ==============
NET ASSETS:
Par value of capital shares...........         18,496        4,651        1,952                      25,099
Capital paid in excess of par value...    214,642,774   52,775,132   22,062,074                 289,479,980
Undistributed net investment income...     10,423,992    3,203,664    1,516,955                  15,144,611
Accumulated net realized gain (loss)..      8,486,266      380,671     (412,831)                  8,454,106
Net unrealized depreciation of
  investments.........................     (5,219,236)  (1,826,103)  (1,413,928)                 (8,459,267)
                                       --------------  -----------  -----------              --------------
   Net Assets.........................   $228,352,292  $54,538,015  $21,754,222                $304,644,529
                                       ==============  ===========  ===========              ==============
Outstanding Shares....................     18,496,122    4,651,053    1,951,993    (423,513)     24,675,655
                                       ==============  ===========  ===========
Net Asset Value.......................          12.35        11.73        11.14                       12.35
                                       ==============  ===========  ===========

                                                  Select                          Pro forma  Combined Select
                            Select Balanced    Conservative      Select Income   Adjustments    Balanced
                           ----------------  ----------------  ----------------  ----------- --------------
                           For the 12 Months For the 12 Months For the 12 Months
                                 Ended             Ended             Ended
                              01/31/2001        01/31/2001        01/31/2001
                           ----------------  ----------------  ----------------
PRO FORMA
  STATEMENT OF
  OPERATIONS
  (UNAUDITED)
INVESTMENT INCOME:
Income distributions from
  underlying funds........      $ 9,797,082        $3,202,553        $1,526,427                 $14,526,062
Short-term capital gains
  from Underlying Funds...        1,271,857           167,282            57,611                   1,496,750
Interest..................          102,839            17,275             7,748                     127,862
                           ----------------  ----------------  ----------------              --------------
EXPENSES:
Other.....................          746,910           183,401            74,818                   1,005,129
                           ----------------  ----------------  ----------------              --------------
Net Expenses..............          746,910           183,401            74,818                   1,005,129
Net Investment Income.....      $10,424,868        $3,203,709        $1,516,968                 $15,145,545
                           ================  ================  ================              ==============
REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON
  INVESTMENTS
Net Realized Loss from
  security transactions...          (71,546)         (364,140)         (379,995)                $  (815,681)
Capital gain distributions
  from underlying funds...        8,573,925           745,512           153,319                   9,472,756
Net change in unrealized
  Appreciation of
  Investments.............          280,218         1,077,065           384,492                   1,741,775
                           ----------------  ----------------  ----------------              --------------
   Net Gain on
     Investments..........        8,782,597         1,458,437           157,816                  10,398,850
Increase in Net Assets
  Resulting from
  Operations..............      $19,207,465        $4,662,146        $1,674,784                 $25,544,395
                           ================  ================  ================              ==============

                               January 31, 2001

                                                                                                                    Select
                                                   Select Balanced        Select Income     Select Conservative    Balance
                                                ---------------------- ------------------- ---------------------   Combined
Issuer                                           Shares      Value     Shares     Value     Shares      Value       Value
------                                          --------- ------------ ------- ----------- --------- ----------- ------------
Smith Barney Appreciation Fund Inc............. 1,533,632 $ 22,989,150  72,788 $ 1,091,103   362,720 $ 5,437,182 $ 29,517,435
Smith Barney Fundamental Value Fund Inc........ 1,499,369   22,835,402      --          --   177,903   2,709,467   25,544,869
Smith Barney Funds, Inc. -- Large Cap Value
 Fund..........................................   636,823   11,036,149      --          --        --          --   11,036,149
Smith Barney Funds, Inc. -- Short-Term
 High Grade.................................... 2,456,023   10,069,697 499,535   2,048,095   593,328   2,432,646   14,550,438
Smith Barney Income Funds -- Smith Barney
 Convertible Fund.............................. 1,452,796   23,825,870  67,939   1,114,202   341,396   5,598,898   30,538,970
Smith Barney Income Funds -- Smith Barney
 Diversified Strategic Income Fund............. 4,794,309   33,991,653 611,976   4,338,916 1,526,783  10,824,898   49,155,467
Smith Barney Income Funds -- High Income Fund..        --           -- 500,043   4,410,387   628,726   5,545,363    9,955,750
Smith Barney Income Funds -- Premium Total
 Return Fund................................... 1,361,235   23,168,225  63,356   1,078,323   160,316   2,728,580   26,975,128
Smith Barney Investment Funds -- Smith Barney
 Government Securities Fund.................... 2,360,155   22,350,671 343,453   3,252,509   573,392   5,430,029   31,033,209
Smith Barney Investment Series -- Smith Barney
 Hansberger Global Value Fund..................        --           --      --          --   217,919   2,754,506    2,754,506
Smith Barney Investment Series Trust -- Growth
 and Income....................................   686,745   11,406,846      --          --        --          --   11,406,846
Smith Barney Managed Government Fund........... 1,793,265   22,397,890 345,988   4,321,391   651,333   8,135,155   34,854,436
Smith Barney World Funds, Inc. -- Global
 Government Bond Portfolio..................... 1,093,366   11,250,745      --          --   261,642   2,692,302   13,943,047
Smith Barney World Funds, Inc. -- International
 All Cap Growth Fund...........................   612,727   11,359,972      --          --        --          --   11,359,972
                                                          ------------         -----------           ----------- ------------
                                                           226,682,270          21,654,926            54,289,026  302,626,222
Repo........................................... 1,962,000    1,962,000  96,000      96,000   831,000     831,000    2,889,000
                                                          ------------         -----------           ----------- ------------
                                                          $228,644,270         $21,750,926           $55,120,026 $305,515,222
                                                          ============         ===========           =========== ============



Issuer
------
Smith Barney Appreciation Fund Inc.............   9.66%
Smith Barney Fundamental Value Fund Inc........   8.36%
Smith Barney Funds, Inc. -- Large Cap Value
 Fund..........................................   3.61%
Smith Barney Funds, Inc. -- Short-Term
 High Grade....................................   4.76%
Smith Barney Income Funds -- Smith Barney
 Convertible Fund..............................  10.00%
Smith Barney Income Funds -- Smith Barney
 Diversified Strategic Income Fund.............  16.09%
Smith Barney Income Funds -- High Income Fund..   3.26%
Smith Barney Income Funds -- Premium Total
 Return Fund...................................   8.83%
Smith Barney Investment Funds -- Smith Barney
 Government Securities Fund....................  10.16%
Smith Barney Investment Series -- Smith Barney
 Hansberger Global Value Fund..................   0.90%
Smith Barney Investment Series Trust -- Growth
 and Income....................................   3.73%
Smith Barney Managed Government Fund...........  11.41%
Smith Barney World Funds, Inc. -- Global
 Government Bond Portfolio.....................   4.56%
Smith Barney World Funds, Inc. -- International
 All Cap Growth Fund...........................   3.72%
                                                ------
                                                 99.05%
Repo...........................................   0.95%
                                                ------
                                                100.00%
                                                ======

  Footnotes to Pro Forma Financial Statements of Merger Between Smith Barney
                             Allocation Series --
               Smith Barney Allocation Select Balanced Portfolio
                     and Smith Barney Allocation Series --
               Select Conservative and Select Income Portfolios

                               January 31, 2001
                                  (unaudited)

1. General

   The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of all of the assets of Smith Barney Allocation Series Inc. -- Select Conservative Portfolio and Select Income Portfolio ("the Acquired Funds") by Smith Barney Allocation Series Inc. -- Smith Barney Allocation Select Balanced Portfolio ("Select Balanced") in exchange for shares of Select Balanced and the assumption by Select Balanced of all of the liabilities of the Acquired Funds as described elsewhere in this proxy statement/prospectus.

   Under the terms of the Plan of Reorganization, the exchange of assets of the Acquired Funds for shares of Select Balanced will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Funds in exchange for shares of Select Balanced at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on January 31, 2001. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective February 1, 2000.

   The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquired Funds and Select Balanced which are included in their respective annual reports dated January 31, 2001. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by Travelers Investment Adviser, Inc ("TIA"), Select Balanced Investment Manager. TIA is a subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a subsidiary of Citigroup Inc.

2. Significant Accounting Policies

   Select Balanced, a separate investment portfolio of Smith Barney Allocation Series Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

   The significant accounting policies consistently followed by Select Balanced are:

      (a) security transactions are accounted for on trade date; (b) investments in underlying funds are valued at the closing net asset value per share of each underlying fund on the day of valuation; (c) dividend income and short-term capital gains from underlying funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis; (d) long-term capital gains from underlying funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of underlying funds are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America;
   (i) Select Balanced intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and
   (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3. Pro-Forma Adjustments

   The accompanying unaudited pro forma portfolio of investments and pro forma financial statements reflect changes in shares as if the merger had taken place on February 1, 2000.

4. Investment Advisory Agreement and Other Transactions

   TIA acts as investment manager of Select Balanced. Select Balanced pays TIA a monthly fee calculated at an annual rate of 0.35% of the average daily net assets. From this fee all the expenses of Select Balanced are deducted, except for extraordinary expenses. If the expenses exceed the 0.35% fee, this amount is paid on behalf of Select Balanced by TIA.

   Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as Select Balanced's transfer agent and PFPC Global Fund Services ("PFPC") acts as Select Balanced's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC.

 THE ANNUAL AND SEMI-ANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION OF
  THE ACQUIRING FUND DATED JANUARY 31, 2000, JULY 31, 2000 AND MAY 30, 2000, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF
                    BY SMITH BARNEY ALLOCATION SERIES INC.

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, ANNUAL AND SEMI-ANNUAL
    REPORTS OF THE ACQUIRED FUNDS DATED MAY 30, 2000, JANUARY 31, 2000 AND
          JULY 31, 2000, RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                  TO THE MOST RECENT FILINGS THEREOF BY SMITH
                         BARNEY ALLOCATION SERIES INC.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification

   Reference is made to the Registrant's Articles of Incorporation, dated August 10, 1995. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Travelers Investment Adviser, Inc. (Registrant's Adviser) and affiliated investment companies. The response to this item is further incorporated by reference to the Registration Statement filed on January 23, 1996.

Item 16. Exhibits

   1(a) Articles of Incorporation of the Registrant is incorporated by reference to Registrant's Registration Statement Pre-Effective Amendment No. 1 on Form N-1A as filed on January 23, 1996 (the "Registration Statement").

   1(b) Articles Supplementary to the Articles of Incorporation of the Registrant dated October 28, 1996 is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed on October 31, 1996 ("Post-Effective Amendment No. 4").

    (c) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 2, 1998 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed on June 1, 1999 ("Post-Effective Amendment No. 16").

   1(d) Articles of Amendment to the Articles of Incorporation of the Registrant dated June 4, 1998 is incorporated by reference to Post-Effective Amendment No. 16.

   1(e) Articles of Amendment to the Articles of Incorporation of the Registrant dated September 13, 2000 is filed herewith.

   1(f) Articles of Amendment to the Articles of Incorporation of the Registrant dated February 15, 2001 is filed herewith.

   2 Restated By-Laws of the Registrant is incorporated by reference to the Registration Statement.

   3    Not applicable.

   4 Form of Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

   5 Registrant's forms of stock certificates for shares of the Select Balanced Portfolio, Select Conservative Portfolio and Select Income Portfolio are incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement as filed on August 13, 1996 ("Post-Effective Amendment No. 3").

   6(a) Form of Asset Allocation and Administration Agreement between the
        Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to the Registration Statement for each of the following:

       (i) High Growth Portfolio

      (ii) Growth Portfolio

     (iii) Balanced Portfolio

      (iv) Conservative Portfolio

       (v) Income Portfolio

      (vi) Global Portfolio

   6(b) Form of Asset Allocation and Administration Agreement between the
        Registrant and Travelers Investment Adviser, Inc. is incorporated by reference to Post-Effective Amendment No. 4 for each of the following:

       (i) Select High Growth Portfolio

      (ii) Select Growth Portfolio

     (iii) Select Balanced Portfolio

      (iv) Select Conservative Portfolio

       (v) Select Income Portfolio

   7(a) Form of the Distribution Agreement between the Registrant and Smith
        Barney Inc. is incorporated by reference to the Registration Statement.

   7(b) Form of the Distribution Agreement between the Registrant and PFS
        Distributors, Inc. is incorporated by reference to the Registration Statement.

   7(c) Form of Participation Agreement between the Registrant and Travelers
        Fund BD for Variable Annuities and Travelers Fund BD II for Variable Annuities is incorporated by reference to Post-Effective Amendment No. 4.

   7(d) Form of Distribution Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective amendment No. 16.

   7(e) Form of Selling Group Agreement is incorporated by reference to Post-Effective amendment No. 16.

   8    Not applicable.

   9(a) Form of Custodian Agreement between the Registrant and PNC Bank,
        National Association is incorporated by reference to the Registration Statement.

  10(a) Form of Transfer Agency and Service Agreement between the Registrant and The Shareholder Services Group, Inc. is incorporated by reference to the Registration Statement.

  10(b) Form of Sub-Transfer Agency Agreement between the Registrant and PFS
        Shareholders Services is incorporated by reference to the Registration Statement.

  11 Opinion and consent of Counsel as to the legality of the securities being registered is filed herewith.

  12 Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

  13(a) Form of Purchase Agreement between the Registrant and the Purchaser of the initial shares is incorporated by reference to the Registration Statement.

  13(b) Form of Service and Distribution Plan pursuant to Rule 12b-1 is incorporated by reference to the Registration Statement.

  13(c) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 16.

  14    Auditors' Consent is filed herewith.

  15    Not applicable.

  16    Powers of Attorney are filed herewith.

  17(a) Forms of proxy cards and voting instruction forms are filed herewith.

  17(b) Annual Report of Registrant, dated January 31, 2000, is incorporated herein by reference.

  17(c) Prospectus and statement of additional information of Registrant, dated
        May 30, 2000, are incorporated herein by reference.

  17(d) Semi-Annual Report of Registrant, dated July 31, 2000, is incorporated herein by reference.

  17(e) Code of Ethics is incorporated by reference to Post-Effective Amendment
        No. 17 to the Registration Statement on Form N-1A filed May 26, 2000. (Securities Act File No. 33-64457)

Item 17. Undertakings

   (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

   (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 20th day of February, 2001.

                                          SMITH BARNEY ALLOCATION SERIES, INC.

                                          By      /S/ HEATH B. MCLENDON
                                            -----------------------------------
                                                     Heath B. McLendon,
                                                  Chief Executive Officer

   As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

         Signatures                         Title                     Date
         ----------                         -----                     ----

    /S/ HEATH B. MCLENDON     Director, Chairman and Chief      February 20, 2001
-----------------------------   Executive Officer
      Heath B. McLendon

     /S/ WALTER E. AUCH*      Director                          February 20, 2001
-----------------------------
       Walter E. Auch

      /S/ MARTIN BRODY*       Director                          February 20, 2001
-----------------------------
        Martin Brody

    /S/ ARMON E. KAMESAR*     Director                          February 20, 2001
-----------------------------
      Armon E. Kamesar

   /S/ STEPHEN E. KAUFMAN*    Director                          February 20, 2001
-----------------------------
     Stephen E. Kaufman

     /S/ H. JOHN ELLIS*       Director                          February 20, 2001
-----------------------------
        H. John Ellis

    /S/ LEWIS E. DAIDONE      Treasurer and Principal Financial February 20, 2001
-----------------------------   Officer
      Lewis E. Daidone

    /S/ HEATH B. MCLENDON                                       February 20, 2001
-----------------------------
      Heath B. McLendon
Pursuant to Power of Attorney

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated February 14, 2001.

EXHIBITS

 (1)(e) Articles of Amendment to the Articles of Incorporation of the Registrant dated September 13, 2000

 (1)(f) Articles of Amendment to the Articles of Incorporation of the Registrant dated February 15, 2001

(11) Opinion and consent of Counsel as to the legality of the securities being registered

(12) Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus

(14)    Auditors' Consent

(16)    Powers of Attorney

(17)(a) Forms of Proxy Cards and voting instruction forms

                                       1